                           SCHEDULE 14A
                           Rule 14a-101
             Information Required in Proxy Statement
                     SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a party other than Registrant[ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12
[ ] Confidential.  For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2)

                             DVL, Inc.
 ...................................................................
          (Name of Registrant as Specified In Its Charter)

 ...................................................................
(Name of Person(s) Filing Proxy Statement, if Other than the
Registrant)

Payment of Filing Fee(Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
    and 0-11.
    1) Title of each class of securities to which transaction
       applies:
     .............................................................
    2) Aggregate number of securities to which transaction
       applies:
    .............................................................
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and
       state how it was determined):
     .............................................................
    4) Proposed maximum aggregate value of transaction:
     .............................................................
    5) Total fee paid:
     .............................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
    1) Amount Previously Paid:
    ................................................
    2) Form, Schedule or Registration Statement No.:
    ................................................
    3) Filing party:
    ................................................
    4) Date filed:
    ................................................
[ ] Fee paid previously with prelimary materials

                               DVL, INC.

                      ---------------------------

                Notice of Annual Meeting of Stockholders
                ----------------------------------------

                        To Be Held June 20, 1997

                      ---------------------------




TO OUR STOCKHOLDERS:

    You are invited to be present either in person or by proxy at the Annual Meeting of Stockholders of DVL, Inc., a Delaware corporation (the "Company"), to be held at 24 River Road, Bogota, New Jersey on June 20, 1997, at 10:00 a.m., local time (the "Meeting"), to consider and act upon the following:

     1.  To elect three directors to serve until the next Annual
         Meeting of Stockholders and until their successors are duly elected and qualified;

     2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on April 28, 1997, as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting or any adjournments thereof. A Proxy and a Proxy Statement for the Meeting are enclosed. Also enclosed is the Company's 1996 Annual Report to Stockholders, consisting of the Company's Report on Form 10-K for the fiscal year ended December 31, 1996 as filed with the Securities and Exchange Commission.

     The Board hopes that you will find it convenient to attend the Meeting in person, but whether or not you plan to attend, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY to assure that your shares are represented at the Meeting. Returning your proxy does not deprive you of your right to attend the Meeting and to vote your shares in person.

     Please relay any questions to the Company at 201-487-1300.

                                 By Order of the Board of Directors

                                 Daniel Baldwin
                                 Secretary





April 29, 1997








                               DVL, INC.
                               ---------

                            PROXY STATEMENT
                    ANNUAL MEETING OF STOCKHOLDERS
                             June 20, 1997

     This Proxy Statement is furnished to the stockholders of DVL, Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board") of proxies to be used at the Annual Meeting of Stockholders to be held on June 20, 1997, at 10:00 a.m., local time (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice").

     The approximate mailing date of the Notice, Proxy Statement and the form of proxy to stockholders is May 7, 1997.


                           VOTING OF PROXIES

     If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time thereafter by writing to the Secretary of the Company prior to the Meeting, by execution and delivery of a subsequent proxy, or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy. Shares represented by a valid proxy, if received pursuant to this solicitation and not revoked before it is exercised, will be voted as provided on the proxy at the Meeting or at any adjournment or adjournments thereof.

     The purposes of the Meeting are as follows:

      i. To elect three directors to serve until the next Annual
         Meeting of Stockholders and until their successors are duly elected and qualified; and

     ii. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     As of the date of this Proxy Statement, the Board does not intend to present to the Meeting any other business, and it has not been informed of any business intended to be presented by others. Should any other matters, however, properly come before the Meeting, the persons named in the enclosed Proxy will take action, and vote Proxies, in accordance with their judgment on such matters.

      In addition to the three incumbent directors to be nominated for re-election at the Meeting (the "general purpose directors"), who have all of the powers normally granted to corporate directors, the Company has one special purpose director, who was elected in September, 1996 by the holder of the Class A Preferred Stock (the "Preferred A Holder"). The Preferred A Holder has no voting rights, other than the right to elect the special purpose director, and thus has no right to vote with respect to the election of the general purpose directors at the Meeting. The special purpose director has no right to vote at meetings of the Board, except as to Bankruptcy Matters (as such term is defined in the Certificate of Incorporation), and did not participate in the selection of the nominees for general purpose directors presented in this Proxy Statement. References herein to solicitation of proxies by the "Board" do not include the special purpose director.

     While neither the Certificate of Incorporation nor By-laws of the Company refers to the general purpose directors by that designation, they are so designated in this Proxy Statement, where necessary in order to differentiate them from the special purpose director.

     The executive offices of the Company are located at 24 River Road, Bogota, New Jersey 07603; TEL: (201) 487-1300


                   MANNER OF VOTING AND VOTE REQUIRED

     Only holders of common stock, par value $.01 per share (the
"Common Stock"), of record at the close of business on April 28, 1997 (the "Record Date"), will be entitled to vote at the Meeting. As of the Record Date, 15,679,450 shares of Common Stock, the only class of securities of the Company entitled to vote on the election of the general purpose directors, were issued and outstanding. Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting.

     Under the rules of the Securities and Exchange Commission (the "Commission"), boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish to withhold authority to vote for one or more nominees for director. Votes withheld in connection with the election of one or more of the nominees for director will be counted as votes cast against such individuals and will be counted toward the presence of a quorum for the transaction of business. If no direction is indicated, the proxy will be voted for the election of the nominees for director. Broker non-votes are not counted for any purposes. The form of proxy does not provide for abstentions with respect to the election of directors; however, a shareholder present at the Meeting may abstain with respect to such election.




























                                    2
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners
-----------------------------------------------

     Set forth below is information concerning persons known to the Company to be beneficial owners of more than 5% of the Common Stock as of April 28, 1997.

       Name and Address of    Amount and Nature of    Percentage
        Beneficial Owner      Beneficial Ownership     of Class
     ----------------------   --------------------    ----------
     The Shapiro Group            1,000,000 (1)          6.4%
     c/o Gary Shapiro
     700 S. Federal Highway
     Suite 200
     Boca Raton, FL 33432

     The Cohen Group              1,000,000 (2)          6.4%
     c/o Lawrence J. Cohen
     1325 Avenue of the Americas
     Suite 1200
     New York, NY 10019

Notes to Table
--------------
(1) As set forth in a joint schedule 13D filed with the Securities and Exchange Commission (the "Commission"), (a) the persons listed below are members of a group (the "Shapiro Group"), and said persons share dispositive power with each other and with the members of the Cohen Group (see footnote 2 to this table), as to 1,000,000 shares of the Company's Common Stock, and (b) each of the members of the Shapiro Group has sole voting power with respect to the number of shares (out of the total of 1,000,000 shares) set forth below opposite his name. The shares shown on the above table as beneficially owned by the members of the Shapiro Group and the members of the Cohen Group comprise the same shares; said two groups beneficially own in the aggregate 1,000,000 shares.

     The members of the Shapiro Group, and the number of shares as to which each of said persons has sole voting power, are as follows:

          Name of Person                      Number of Shares
          --------------                      ----------------
The SIII Associates Limited Partnership,           201,854
Third Addison Park Corporation,
and Gary L. Shapiro*

Keith B. Stein                                      68,343
Robert W. Barron                                    37,120
Adam Frieman                                        11,642
Stephen L. Gurba                                    90,712
Peter Offermann                                     11,642
Joseph Huston                                        7,761
Jan Sirota                                          11,642
Neal Polan                                          11,642
Michael Zarriello                                   11,642

     (*) The SIII Associates Limited Partnership has the sole power to vote 201,854 shares of Common Stock. Third Addison Park Corporation is the general partner of said partnership, and Gary L. Shapiro is the chief executive officer of said Corporation.
                                    3
Notes to Table (continued)
-------------------------

(2) As set forth in joint Schedule 13D filed with the Commission, (a) the persons listed below are members of a group (the "Cohen Group"), and said persons share dispositive power with each other and with the members of the Shapiro Group (see footnote 1 to this table), as to 1,000,000 shares of the Company's Common Stock, and (b) each of the members of the Cohen Group has sole voting power with respect to the number of shares (out of the total of 1,000,000 shares) set forth below opposite his name.

     The members of the Cohen Group, and the number of shares as to which each of said persons has sole voting power, are as follows;

     Name of Person                           Number of Shares
     --------------                           ----------------
     Lawrence J. Cohen                            188,000
     Milton Neustadter                             38,500
     Jay Chazanoff                                121,300
     Ron Jacobs                                    94,100
     Stephen Simms                                 94,100

Security Ownership of Management
--------------------------------

     The following table sets forth the beneficial ownership of Common Stock by each director, each nominee for director, each of the executive officers named in the Summary Compensation Table set forth below who currently holds office, and all executive officers and directors as a group (7 persons) as of April 28, 1997.

          Name of            Amount and Nature of     Percentage
     Beneficial Owner(1)       Beneficial Ownership      of Class*
   ----------------------    --------------------     ----------
   Alan E. Casnoff                  560,000(2)            3.5%
   Myron Rosenberg                  188,854               1.2%
   Frederick E. Smithline            57,550(3)             **
   Keith B. Stein                 1,000,000(4)            6.4%
   Allen Yudell                      15,000(5)             **
   All current directors
   and executive officers
   as a group (7 persons)         1,896,404(6)           11.9%

     *In each instance where a named individual is listed as the holder of a currently exercisable option, the shares which may be acquired upon exercise thereof have been deemed outstanding for the purpose of computing the percentage owned by such person, but not for the purpose of computing the percentage owned by any other person, except the group referred to in note 7. An option is deemed to be currently exercisable if it may be exercised within 60 days.
    ** Less than 1%

(1) Mr. Casnoff is an executive officer of the Company. Messrs. Rosenberg, Smithline and Yudell are the incumbent general purpose directors, and are nominees for re-election at the Annual Meeting. Mr. Stein is the incumbent special purpose director, and was elected by the Preferred A Holder.
                                    4

(2) Excludes 480 shares held by Mr. Casnoff's adult son, as to which shares Mr. Casnoff disclaims beneficial ownership. Includes 26,000 shares owned by a corporation, partially owned and controlled by Mr. Casnoff, and 350,000 shares which may be acquired upon the exercise of currently exercisable options.

(3) Includes 550 shares held by Mr. Smithline and his brother as tenants-in-common and 6,000 shares held by Mr. Smithline's wife, of which 6,000 shares Mr. Smithline disclaims beneficial ownership.

(4) Mr. Stein is a member of the Shapiro Group and shares dispositive power as to 1,000,000 shares with the members of said group, and with the members of the Cohen Group. Mr. Stein has sole voting power as to 68,343 of said shares.

(5) Represents 15,000 shares which may be acquired upon the exercise of currently exercisable options.

(6) Number of shares and percentage owned includes 440,000 shares which may be acquired through exercise of currently exercisable options held by certain of such persons (including those named). Number of outstanding shares for purpose of computation of percentage of ownership by the group includes such shares.


                         ELECTION OF DIRECTORS

Nominees
--------

     Three general purpose directors are to be elected at the meeting, to serve until the next Annual Meeting of Stockholders of the Company and until their successors shall be duly elected and shall qualify.

      As noted above, unless otherwise indicated thereon, all proxies received will be voted in favor of the election, individually, of the three nominees named below as general purpose directors of the Company. Should any of the nominees not remain a candidate for election at the date of the Meeting (which contingency is not now contemplated or foreseen by the board), proxies solicited hereunder will be voted in favor of those nominees who do remain candidates and may be voted for substitute nominees selected by the Board. Directors shall be elected by a plurality of the votes cast at the Meeting. Each of the nominees is currently serving as a director of the Company. The names of the nominees and certain information with regard to each nominee follows:

                              Director
     Name           Age        Since            Office(s)
---------------     ---       --------       ----------------
Myron Rosenberg     69          1973         Director

Frederick E.        65          1982         Chairman of the
Smithline                                    Board & Director

Allen Yudell        58          1996         Director




                                    5

Information Regarding Directors and Executive Officers
------------------------------------------------------

     MYRON ROSENBERG has served as a director of the Company since 1973. Mr. Rosenberg is currently a financial consultant. Through December 1996, Mr. Rosenberg served as Executive Vice President of Rosenthal & Rosenthal, Inc., New York, New York, a commercial finance concern, where he had been employed since 1961.

     FREDERICK E. SMITHLINE has served as Chairman of the Board of the Company since 1990 and as a director since 1982. From September 1989 to May 1996, Mr. Smithline was of counsel to the law firm of Epstein, Becker & Green, P.C., New York, New York. He is currently in private practice as an attorney.

    ALLEN YUDELL has served as a director of the Company since September 1996. From 1967 to 1991, Mr. Yudell was President of Delco Development Corporation. From 1992 to 1996, Mr. Yudell was a Vice President of Unidell Realty Corp., and he is currently a consultant to Unidell.
Delco and Unidell are shopping center development companies based in Boca Raton, Florida. Mr. Yudell is also a member of the International Council of Shopping Centers. During 1990 and 1991, two limited partnerships in which Mr. Yudell was one of the general partners, filed for bankruptcy protection under Chapter 11 of Title 11 of the United States Code.

     In addition, Alan E. Casnoff serves as President of the Company, Gary Flicker serves as Vice President and Chief Financial Officer, Daniel Baldwin serves as Vice President, Secretary and General Counsel, and Keith B. Stein serves as a special purpose director. The term of office of all directors (other than the special purpose director) expires at the June 1997 Annual Meeting of Stockholders. The term of office of the executive officers expires at the June 1997 Annual Meeting of Directors.

     ALAN E. CASNOFF (age 53) has served as President of the Company since November 1994, and was a director from October 1991 to September 1996. Mr. Casnoff served as Executive Vice President of the Company from October 1991 to November 1994. Since June 1992, Mr. Casnoff has also been of counsel to the Philadelphia, Pennsylvania law firm of Fox, Rothschild, O'Brien & Frankel. From November 1990 to October 1991, Mr. Casnoff served as a consultant to the Company and from 1971 to October 1991, as Secretary of the Company. Since May 1991, Mr. Casnoff has also served as a director of Kenbee Management, Inc. ("Kenbee"), an affiliate of the Company, and as President of Kenbee since November 1994. Since 1977, Mr. Casnoff has also been a partner of P&A Associates, a private real estate development firm headquartered in Philadelphia, Pennsylvania. From 1969 to October 1990, Mr. Casnoff was associated with the Philadelphia, Pennsylvania law firm of Saul, Ewing, Remick & Saul, previous legal counsel to the Company and Kenbee.

     GARY FLICKER (age 38) became Vice President and Chief Financial Officer of the Company in April, 1997. Mr. Flicker is a Certified Public Accountant. From January 1996 to April 1997, he was a financial consultant, performing acquisition analysis, and financial, operational and accounting consulting services. From November 1985 to November 1994, he was Vice President - Director of Real Estate Accounting and Financial Analysis with Integrated Resources, Inc. ("Integrated"), a publicly-held real estate investment company. In February 1990, Integrated filed for bankruptcy protection under Chapter 11 of Title 11


                                    6

of the United States Code, and the proceeding was concluded in November 1994. Thereafter, until December 1995, Mr. Flicker served as Senior Real Estate Controller for Concurrency Management, Inc. which was engaged by Integrated's successor to perform management services. Mr. Flicker's principal responsibilities for Integrated involved the performance of accounting services for limited partnerships in which a subsidiary of Integrated was the general partner. From November 1983 to November 1985, Mr. Flicker was a Supervising Senior Accountant at Kenneth Leventhal & Company, C.P.A.s, and from September 1980 to November 1983 he was a Senior Accountant at Garnick, Mansfield, et al., C.P.A.s (formerly Lester Witte & Company).

     DANIEL BALDWIN (age 44) became Vice President, Secretary and General Counsel of the Company in April, 1997. Prior thereto, Mr. Baldwin was a partner with Bressler, Amery & Ross, P.C., a law firm with offices in New York, New York and Morristown, New Jersey. Mr. Baldwin was an associate with the firm beginning in 1977, and became a partner in 1984. His practice was in the areas of commercial real estate, mergers and acquisitions, and securities, and involved the representation of public and privately held companies.

     KEITH B. STEIN (age 39) has been a special purpose director of the Company since September 1996. Mr. Stein is a Managing Director of National Financial Companies LLC ("NFC"), and has served as a principal of NFC since January 1995. Mr. Stein is also the Vice Chairman, Secretary, Treasurer and a director of National Auto Finance Company, Inc. (NASDAQ/NMS: NAFI), a specialty automobile finance company. From March 1993 to September 1994, he served as Senior Vice President, Secretary and General Counsel of WestPoint Stevens, Inc., a textile company, after having served the same company from October 1992 to February 1993 in the capacity of Acting General Counsel and Secretary. From May 1989 to February 1993, Mr. Stein was associated with the law firm of Weil, Gotshal & Manges LLP.
     NFC is an affiliate of NPM Capital LLC ("NPM") and NPO Management LLC ("NPO"). NPM, NPO and certain parties affiliated with said entities consummated a multi-faceted transaction with the Company in September 1996; for information regarding this transaction, see "Certain Relationships and Related Transactions", below.


Compliance with Section 16 (b) of the Exchange Act
--------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who are beneficial owners of more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission. Officers, directors, and greater than 10% beneficial owners are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of such reports furnished to the Company, and written representations that no other reports were required during the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to such persons were satisfied except as follows:







                                    7

     The Initial Statement of Beneficial Ownership on Form 3 for Allen Yudell, which was due after he became a director on September 17, 1996, was filed late, and reported the grant to him, on said date, of an option to purchase Common Stock. Keith B. Stein did not file a Form 3 which was due after he became a special purpose director on September 27, 1996, to report the fact that, on said date, Common Stock and warrants were acquired by him from the Company in connection with the transactions with NPM Capital LLC and NPO Management LLC and their affiliates which were consummated on said date (see "Certain Relationships and Related Transactions", below); the required information was reported on Annual Statement of Beneficial Ownership on Form 5, which was filed late. As to Alan E. Casnoff, his Form 4 reporting the acquisition of Common Stock on April 1, 1996, by a corporation partially owned and controlled by him, was filed late, and his Form 5, reporting the issuance to him, on September 17, 1996, of an option to purchase Common Stock, was filed late.

Committees and Members of the Board of Directors
------------------------------------------------

     During 1996, the Board of Directors of the company held nine meetings. Each director of the company attended at least 75% of those meetings.

     The Board of Directors has established two committees of the Board, the Audit Committee and the Compensation Committee. The members of the Audit and Compensation Committees from January 1, 1996 until the Annual Meeting of Stockholders held on September 17, 1996 were Herbert Golden, Frederick E. Smithline and Myron Rosenberg. The members of said Committees for the remainder of 1996 were Messrs. Smithline and Rosenberg, and Allen Yudell. The Audit Committee reviews the services provided by the Company's independent auditors, consults with the independent auditors on audits and proposed audits of the Company, and reviews certain filings with the Commission and the need for internal auditing procedures and the adequacy of internal controls. The Audit Committee held two meetings during 1996, at which all members were present. The Compensation Committee determines executive compensation and reviews transactions between the Company and its affiliates. The Compensation Committee held one meeting during 1996, at which all members were present.






















                                    8

                                 COMPENSATION OF DIRECTORS AND
                                       EXECUTIVE OFFICERS


Summary Compensation Table
--------------------------

     The following table sets forth all compensation awarded to, earned by or paid to the following persons for services rendered to the Company in 1994, 1995 and 1996:  (1) the person serving as the
Company's chief executive officer during 1996; (2) those persons who were either serving as executive officers as of the end of 1996, or who served in such capacity at any time during 1996, and whose total annual salary exceeded $100,000:

                                           SUMMARY COMPENSATION TABLE
                                           --------------------------

                                       Annual Compensation            Long-Term Compensation Awards
                                 -------------------------------     ------------------------------

                                                                       Securities
                                                  Other Annual         Underlying          LTIP
    Name                Year       Salary        Compensation(4)     Options/SAR(5)       Payouts
    ----                ----     -----------     ---------------     --------------     -----------
Alan E. Casnoff         1996     $300,000              None            300,000(6)          None
President (Chief        1995      314,002           $ 15,000              None          $ 7,500(11)
Executive Officer)      1994      339,810(3)           None               None             None

Joel Zbar               1996      187,500              None            150,000(7)          None
Treasurer, Chief        1995      250,000              7,500           100,000(8)        23,469(11)
Financial Officer       1994      250,000              None               None             None
and Chief Operating
Officer(1)

Robert W. LoSchiavo     1996      160,000              None             15,000(9)          None
Vice President,         1995      160,260              7,500            18,750(10)        7,219(11)
Secretary and           1994      144,530              None               None             None
General Counsel(2)

----------------------

 (1) Mr. Zbar resigned from employment with the Company on October 1, 1996.  The amount shown as his salary for
     1996 represents the amount paid to him for services rendered through such date.  He also received a severance payment in the amount of $147,000.
 (2) Mr. LoSchiavo resigned from employment with the Company on February 27, 1997.  The amount shown for 1996 represents the amount paid to him for services rendered for all of 1996, and includes a salary of $150,000 and a cash bonus of $10,000 paid in January 1997.
 (3) Does not include payments made to a corporation partially owned and controlled by Mr. Casnoff which provided management assistance for two properties in Philadelphia, Pennsylvania owned by affiliated partnerships for which such corporation received $9,187 in 1994.
                                                               9


Notes to Table (continued)
-------------------------

 (4) Other Annual Compensation represents the value of 100,000 shares, 50,000 shares and 50,000 shares of Common Stock issued in 1995 to Messrs. Casnoff, Zbar and LoSchiavo, respectively.
 (5) On September 17, 1996, the Company terminated its Performance Plan and caused all outstanding performance units
     (considered to be stock appreciation rights) previously granted thereunder to be exchanged for options which were granted under the 1996 Stock Option Plan concurrently with the ratification and approval of the Stock Option Plan on said date.
 (6) Consists of options to purchase 300,000 shares of Common Stock, granted on September 17, 1996 under the 1996 Stock
     Option Plan in exchange for an equivalent number of performance units.
 (7) Consists of option to purchase 150,000 shares of Common Stock, granted on September 17, 1996 under the 1996 Stock
     Option Plan in exchange for an equivalent number of performance units.
 (8) Consists of performance units granted in 1995 under the Performance Plan.
 (9) Consists of options to purchase 15,000 shares of Common Stock, granted on September 17, 1996 under the 1996 Stock
     Option Plan.
(10) Consists of Performance units granted in 1995 under the Performance Plan.
(11) Mr. Zbar exercised 50,000 performance units and Mr. LoSchiavo exercised 18,750 performance units in 1995 realizing
     $23,469 and $7,219, respectively.  Mr. Casnoff surrendered 50,000 performance units in consideration of the issuance to him of 50,000 shares of Common Stock which shares the Company valued at $7,500.

Option Grants in Last Fiscal Year
---------------------------------

     The following table sets forth information as to options granted in 1996 under the DVL, Inc. 1996 Stock Option Plan to the executive officers named in the Summary Compensation Table. The Plan provides for the grant of options to purchase up to 1,500,000 shares of Common Stock, to Employees and Non-Employee Directors, (in each case as defined in the Plan).

     The plan provides that any Employee wishing to exercise an option must give prior notice to the Board. If the Board determines, in its reasonable discretion, that such exercise will cause an "ownership change" (as defined in Section 382 of the Internal Revenue Code of 1986, as amended) in the Company which would have an adverse effect on the Company's use of its "net operating loss carryforwards" (as defined in Section 382) (an "Adverse Ownership Change"), the Board shall deny approval of the exercise. If the Board determines that such exercise would not cause an Adverse Ownership change, it shall approve the exercise. The conditions described in this paragraph are referred to below as the "Section 382 Restrictions".

       Currently, options to purchase 828,131 shares are outstanding under the Plan and 671,869 shares are available for issuance upon exercise of options which may be granted in the future.

       No performance units were granted under the Performance Plan in 1996. As noted above, the Performance Plan was terminated on September 17, 1996.


































                                     Individual Grants                                  Grant Date Value
                      -------------------------------------------------------------   -------------------

                                             Percentage of
                                             Total Options
                      Number of Securities     Granted to    Exercise
                       Underlying Options     Employees in     Price     Expiration      Grant Date
     Name(1)               Granted(2)        Fiscal Year(3)  ($/Sh)(4)      Date      Present Value (5)
-------------------   --------------------   --------------  ---------   ----------  -------------------
Alan E. Casnoff             300,000                44.6         0.21       9/16/06         $54,000
Joel Zbar                   150,000                14.9         0.21       9/16/06          27,000
Robert W. LoSchiavo          15,000                 2.2         0.21       9/16/06           2,700


(1)  Mssrs. Zbar and LoSchiavo resigned from employment with the Company on October 1, 1996 and February
     27, 1997, respectively.
(2)  Individual grants to employees become exercisable in whole or in installments, and at such times, and subject to the fulfillment of any conditions on exercisability (in addition to the Section 382
     Restrictions) as may be determined by the Compensation Committee of the Board of Directors (the
     "Committee") at the time of grant.  All options listed in the above table become exercisable upon grant, subject only to the Section 382 Restrictions.  The Committee also has the discretion to establish provisions relating to the forfeiture of an option upon  the employee's termination of employment with the Company, or to grant any option without a forfeiture provision.  None of the options listed in the above table contains a forfeiture provision.
(3)  Total options granted to employees in fiscal year was 673,131.
(4)  The exercise price for each share of Common Stock underlying an option may not be less than the fair market value of the shares on the date of grant; provided, however, that the exercise price for each option granted in exchange for the cancellation of performance units was determined as
     $.21 per share.  All options listed  in the above table were granted in exchange for performance units.  The fair market value on the date of grant (determined in accordance with the Plan as the closing price of the Common Stock on the NASDAQ OTC  Bulletin Board) was $.22 per share.
(5)  In accordance with the Commission rules, the Black-Scholes option pricing model was chosen to estimate the grant date present value of the options set forth in this table.  The Company does not believe that the Black-Scholes model, or any other model, can accurately determine the value of an option.  Accordingly, there is no assurance that the value, if any, realized by an option holder will be at or near the value estimated by the Black-Scholes model.  Future compensation resulting from option grants is based solely on the performance of the Company's stock price.  The Black-
     Scholes ratio of .18 was determined using the following assumptions:  a volatility of 80%, an historic average dividend yield of 0%, a risk free interest rate of 6.73% and a 10 year projected exercise period.







                                                              12
Fiscal Year-End Option Values
-----------------------------

     The following table sets forth information as to options held as of the end of 1996 by the executive offices named in the Summary
Compensation Table. No options were exercised by said officers in 1996. All options held by said officers at fiscal year-end were immediately exercisable.

                   Number of Securities Underlying       Value of Unexercised
                   Unexercised Options At Fiscal         In-The Money Options
Name(1)                       Year End                    At Fiscal Year-End
-----              -------------------------------       --------------------
Alan E. Casnoff                300,000                          $3,000
Joel Zbar                      150,000                           1,500
Robert W. LoSchiavo             15,000                             150

(1) Mssrs. Zbar and LoSchiavo resigned from employment with the Company on October 1, 1996 and February 27, 1997, respectively.

Compensation of Directors
-------------------------

     General purpose directors who are not officers or employees of the Company ("Non-Employee Directors") presently receive a director's fee of $1,500 per month, plus $500 for each Audit Committee meeting of the Board of Directors attended. Directors who are officers or employees of the Company receive no compensation for their services as directors or attendance at any Board of Directors or committee meetings. The special purpose director receives no compensation for his service as a director or attendance at any Board of Directors or committee meetings. The special purpose director receives no compensation for his services as a director or attendance at any Board of Directors or committee meetings.

     On September 17, 1996, an option to purchase 15,000 shares of Common Stock at a price of $.22 per share was granted to Allen Yudell, who became a director on that date. The option was granted under the 1996 Stock Option Plan. It vested immediately and is exercisable for a term of ten (10) years from the date of grant. The exercise price is equal to the fair market value on the date of grant.


Employment Contracts;
Arrangements Regarding Termination of Employment
------------------------------------------------

     Alan E. Casnoff has agreed to serve as President of the Company through at least December 31, 1997, at a reduced compensation level. Until March 31, 1997, he was compensated at the annual rate of $300,000.

     Previously, the Board of Directors had authorized the Company to make payments to Mr. Casnoff, upon termination of his employment under certain circumstances, in an amount equal to six months salary payable over a period of three months. Mr. Casnoff has agreed that all compensation paid to him following the consummation of the transactions with NPM Capital LLC and related parties in September 1996 will be credited, on a dollar-for-dollar basis, against the aforesaid termination payments, if any, owing to him. Based on the amounts so credited to date, any termination obligation which may arise has been satisfied.

     Joel Zbar was paid $147,000 upon his resignation as an officer on October 1, 1996.
                                   13
Board Report on Executive Compensation
--------------------------------------

   The Compensation Committee of the Board of Directors of the Company is comprised of Messrs. Rosenberg, Smithline and Yudell, all of whom are independent directors. The purpose of the Compensation Committee is to review compensation of the executive officers of the Company to determine if such compensation is in line with similar organizations and to recommend and provide appropriate incentives to key employees.

     During 1995, the Compensation Committee adopted a compensation policy with respect to the Company's executive officers which was consistent with the Company's general policy of reducing overhead and expenses. In line with this policy, and as a consequence of the fact that the Company continued to experience operating losses during 1996, the Compensation Committee determined that increases in cash compensation to the Company's President, Chief Financial Officer and General Counsel were not appropriate. As a result in 1996 the President's salary remained at $300,000, the Chief Financial Officer's salary remained at $250,000, and the General Counsel's cash compensation (comprising salary for 1995, and salary and bonus for 1996) remained at $160,000.

     The 1996 Stock Option Plan was adopted by the Board in April 1996 and ratified by the stockholders in September 1996. The purpose of the Plan, and the associated exchange of stock appreciation rights ("SARs") which occurred upon ratification of the Plan, is to promote the success and enhance the value of the Company by eliminating potentially large outlays of cash upon the future exercise of SARS and by linking the personal interests of those participating under the Stock Option Plan to those of the Company's stockholders. The only options granted in 1996 were those granted on September 17, 1996 in exchange for SARs, and to Allen Yudell upon his election as a director.

      This report was furnished by Messrs. Rosenberg and Smithline, as members of the Compensation Committee. Mr. Yudell became a member of the Committee upon his election to the Board of Directors on September 17, 1996; he did not participate in the Committee's decisions regarding executive officer salaries paid in 1996, or in the Board's adoption of the Stock Option Plan.

     Mr. Yudell was a member of the Committee as of the date it granted the options referred to above; however, said grants were non-discretionary, since they were mandated by the terms of the Plan.

Performance Graph
-----------------

      The following graph compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock for each of the last five years with the cumulative return (assuming reinvestment of dividends) of the Dow Jones Equity Market Index and the Dow Jones Real Estate Investment Index.

      Since August 1995, the Common Stock is traded on the over-the-counter market, and is quoted on the NASD OTC Bulletin Board under the symbol "DVLN". Until August 3, 1995, the Common Stock was traded on the New York Stock Exchange.




                                   14

                    COMPARISON OF FIVE YEAR CUMULATIVE
                               TOTAL RETURN

              Among DVL, Inc. Index, Dow Jones Equity Market
             Index and Dow Jones Real Estate Investment Index

                       Fiscal Year Ending December 31

                                        1991   1992   1993   1994   1995   1996
                                        ----   ----   ----   ----   ----   ----
 DVL, Inc.                               100    218    363     82     18     70
 Dow Jones Equity Market Index           100    109    119    120    166    206
 Dow Jones Real Estate Investment Index  100     90    106    100    124    166


            CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     As described in the Proxy Statement dated and filed with the Securities and Exchange Commission on July 31, 1996, the Company consummated a multi-faceted transaction on September 27, 1996, pursuant to which: (i) certain existing indebtedness of the Company was acquired by NPM Capital LLC ("NPM"), under a loan agreement dated March 27, 1996 (the "Loan Agreement"); (ii) 1,000,000 shares of Common Stock (representing 6.4% of the Common Stock now outstanding) were issued to, and purchased by, the members of the Shapiro Group and the Cohen Group
( see "Security Ownership of Certain Beneficial Owners," above), who are affiliates of NPM; (iii) the Certificate of Incorporation of the Company was amended to permit the issuance of warrants, to limit change of ownership of capital stock of the Company and to designate Preferred Stock together with rights, powers and preferences (including the appointment of a special purpose director); (iv) warrants to purchase additional shares of Common Stock (which, when added to the 1,000,000 shares acquired, represent rights to acquire up to 49% of the outstanding Common Stock, on a fully diluted basis) were issued to, or for the benefit of, the members of the Shapiro Group and the Cohen Group;* (v) 100 shares of Preferred Stock were issued to an affiliate of NPM; (vi) most, but not all, convertible securities and warrants existing and outstanding prior to the transaction were converted into Common Stock; and (vii) the Company continued the engagement of NPO Management LLC ("NPO"), an affiliate of NPM, to perform administrative and advisory services relating to the assets of the Company and its affiliated partnerships, pursuant to an Asset Serving Agreement dated March 27, 1996. As of December 31, 1996, the amount of the Company's indebtedness to NPM under the Loan Agreement was $7,502,000, and the Company had accrued service fees to NPO in the amount of $464,000.

     The members of the Shapiro Group and of the Cohen Group are affiliates of NPM and NPO, and therefore have a material interest in the transactions between the Company and NPM, and between the Company and NPO, described in the preceding paragraph. Keith B. Stein, the special purpose director of the Company and a member of the Shapiro Group, is an affiliate of NPM and NPO, and therefore has a material interest in said transactions.

_____________________
* Except under certain circumstances, no portion of the warrants may be exercised prior to January 1, 1999 without the prior consent of the Board of Directors of the Company.

                                   15

     Alan E. Casnoff (President of the Company, and a director until September 1996) became President and the sole director of Kenbee Management, Inc. by virtue of certain voting trust agreements which were entered into because Kenbee was the Company's largest debtor, and the Company needed to obtain control of Kenbee. Mr. Casnoff acquired sole voting power over the shares of capital stock of R&M Holding, a Delaware corporation and the sole stockholder of Kenbee, pursuant to the terms of a Voting Trust Agreement dated May 15, 1991, between R&M Holding and Mr. Casnoff, as trustee. The shares subject to the Agreement are owned by Roger D. Stern and Martin Wright, each a 50% owner of the shares of capital stock of R&M Holding, and each a former officer and director of the Company. The term of the Voting Trust Agreement expires on January 1, 2000 as to 50% of the shares of capital stock owned by Mr. Stern and on February 28, 2001 as to 50% of the shares of capital stock owned by Mr. Wright.

     Rosenthal & Rosenthal, Inc. ("R&R"), a commercial finance concern of which Myron Rosenberg, a director of the Company, served as Executive Vice President until December 31, 1996, made a loan to the Company in 1990 in the aggregate principal amount of $1,331,700, secured by the assignment of a certain promissory note and mortgage executed by the Company. Regular payments of principal and interest on this loan were made through September 1990. In 1992, the Company completed a settlement in which this loan was exchanged for the assignment to R&R of a wraparound mortgage, certain limited partnership units and options to acquire 600,000 shares of the Company's Common Stock (subject to adjustment as a result of anti-dilution provisions) for $1.00 per share. R&R was also provided with a note with a face value of $107,000 bearing interest at 10% per annum and 214,000 warrants to purchase Common Stock for $1.00 per share, which warrants would have expired in April 1998. R&R had an option to return either the wraparound mortgage or the notes and warrants within five years of the settlement. Pursuant to a February 1996 amendment of the settlement agreement with R&R, the Company issued to R&R warrants to purchase 800,000 shares of the Company's Common Stock at $.50 per share in consideration of R&R's surrender of its options to purchase common stock of the Company for $1.00 per share, the return of $107,000 of Company debentures accompanied by 214,000 warrants to purchase the Company's Common Stock at $1.00 per share and the release of the Company from certain contingent obligations. R&R's interests in the promissory note and mortgage and in certain partnership units were not affected by this amendment.

     Since June 1992, the Company and affiliates have periodically retained Fox, Rothschild, O'Brien & Frankel to perform certain legal services in connection with various matters. Alan E. Casnoff, serves as of counsel to Fox, Rothschild, O'Brien & Frankel.


                         INDEPENDENT AUDITORS

     The board has selected the firm of Richard A. Eisner & Company LLP, independent auditors, as auditors of the Company for the next fiscal year. The Company has been advised by such firm that neither it nor any member or associate of such firm has any relationship with the Company or with any of its affiliates other than as independent accountants and auditors.

     Representatives of Richard A. Eisner & Company, LLP will be present at the Meeting, will have an opportunity to make any statements they may desire to make, and will be available to answer appropriate questions from stockholders.
                                   16
                             MISCELLANEOUS

    All of the costs and expenses in connection with the solicitation of proxies with respect to the matters described herein will be borne by the Company. In addition to solicitation of proxies by use of the mails, directors, officers and employees (who will receive no compensation therefor in addition to their regular remuneration) of the Company may solicit the return of proxies by telephone, telegram or personal interview.

   The Company will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request instructions for voting the proxies. The Company may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith.

    Action may be taken on the business to be transacted at the Meeting on the date specified in the Notice of Meeting or on any date or dates to which such Meeting may be adjourned.


                         STOCKHOLDER PROPOSALS

    In order for stockholder proposals intended to be presented at the Annual Meeting of Stockholders to be held in 1998 to be eligible for inclusion in the Company's Proxy Statement and form of proxy for such meeting, they must be received by the Company at its principle office in Bogota, New Jersey prior to January 1, 1998.


                                 By Order of the Board of Directors

                                 Daniel Baldwin
                                 Secretary


April 29, 1997

                          FORM OF PROXY
                          -------------
                             (Front)




Proxy                                                       Proxy

                            DVL, INC.
        Annual Meeting of Stockholders to be held on June 20, 1997 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned, a stockholder of DVL, INC., a Delaware corporation (the "Company"), hereby appoints FREDERICK E. SMITHLINE and ALLEN YUDELL, and each of them, jointly and severally, proxies, with full power of substitution, to vote, as designated below, all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 24 River Road, Bogota, New Jersey on June 20, 1997 at 10:00 a.m., local time, and at any adjournment or adjournments thereof:

     [ ] FOR all nominees listed   [ ] WITHHOLD AUTHORITY
         below (except as marked       to vote for all
         to the contrary below)        nominees listed below

Myron Rosenberg, Frederick E. Smithline, and Allen Yudell

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

_________________________________________________________________

and in their discretion upon such other business as may be propertly brought before the Meeting.
                              (Back)



IF NO CHOICE IS SPECIFIED, THE UNDERSIGNED'S SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED FOR THE MANAGEMENT SLATE OF DIRECTORS.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.


Dated: __________________         ______________________________
                                  Signed


                                  ______________________________
                                  Signature if held jointly


                                  PLEASE MARK, SIGN, DATE AND
                                  RETURN THE PROXY CARD PROMPTLY
                                  USING THE ENCLOSED ENVELOPE